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                                                                    EXHIBIT 23.7


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of Mills Electrical Contractors, Inc. dated September 11, 1998 included in Integrated Electrical Services, Inc.'s Form 8-K filed on May 7, 1999 and to all references to our Firm included in this registration statement.



                                             Arthur Andersen LLP
Houston, Texas
November 15, 1999